UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

Eaton Corporation plc

(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eaton House, 30 Pembroke Road,

Dublin 4, Ireland D04 Y0C2

(Address of principal executive offices)

+353 1637 2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events

On September 15, 2017, Eaton Corporation (the “Issuer”), a subsidiary of Eaton Corporation plc (the “Parent”), issued $700,000,000 aggregate principal amount of 3.103% Senior Notes due 2027 (the “2027 Notes”) and $300,000,000 aggregate principal amount of 3.915% Notes due 2047 (the “2047 Notes” and, together with the 2027 Notes, the “Notes”), in an underwritten offering pursuant to a registration statement on Form S-3 (the “Registration Statement”) (File No. 333-202308) filed with the Securities and Exchange Commission (the “Commission”) on February 26, 2015, and a related prospectus filed with the Commission. The Notes are fully and unconditionally guaranteed (the “Guarantees,” and together with the Notes, the “Securities”) by the Parent, Cooper B-Line, Inc., Cooper Bussman, LLC, Cooper Crouse-Hinds, LLC, Cooper Industries Unlimited Company, Cooper Lighting, LLC, Cooper Offshore Holdings S.à r.l., Cooper Power Systems, LLC, Cooper Wiring Devices, Inc., Eaton Aeroquip LLC, Eaton Aerospace LLC, Eaton Capital Unlimited Company, Eaton Controls (Luxembourg) S.à r.l., Eaton Electric Holdings LLC, Eaton Hydraulics LLC, Eaton Leasing Corporation, Eaton Technologies (Luxembourg) S.à r.l., Eaton US Holdings, Inc., Turlock B.V., Wright Line Holding Inc. and Wright Line LLC (collectively, the “Guarantors”). The Securities were sold pursuant to the terms of a terms agreement (the “Terms Agreement”) dated as of September 6, 2017, among the Issuer, the Guarantors and Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters listed on Schedule A of the Terms Agreement (together, the “Underwriters”). The Terms Agreement was separately filed with the Commission on September 11, 2017, as Exhibit 1.1 to the Parent’s Current Report on Form 8-K.

The Securities were issued under an indenture, dated as of September 15, 2017 (the “ Indenture”), among the Issuer, the Guarantors and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”).

The Notes will bear interest from September 15, 2017 at a rate of 3.103% per annum, in the case of the 2027 Notes, and 3.915% per annum, in the case of the 2047 Notes. Interest on the Notes will be payable semi-annually in arrears on March 15 and September 15, beginning on March 15, 2018. The 2027 Notes will mature on September 15, 2027 and the 2047 Notes will mature on September 15, 2047.

Prior to June 15, 2027 in the case of the 2027 Notes and prior to March 15, 2047 in the case of the 2047 Notes, the Notes may be redeemed at any time at the option of the Issuer, in whole or in part, at the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed from the date of redemption to the applicable par call date discounted to the redemption date on an annual basis at the Treasury Rate (as defined in the Indenture), plus 15 basis points in the case of the 2027 Notes and 20 basis points in the case of the 2047 Notes, plus, in each case, accrued and unpaid interest on the Notes being redeemed to, but not including, the redemption date. At any time on or after the applicable par call date, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date. The par call date for the 2027 Notes is June 15, 2027; the par call date for the 2047 Notes is March 15, 2047.

The Notes will be unsecured obligations of the Issuer and will rank equally with all of the Issuer’s other senior unsecured indebtedness from time to time outstanding. The obligations of the Issuer under the Notes will be fully and unconditionally guaranteed by the Gurantors, with such guarantees ranking equal in right of payment with all other existing and future unsecured and unsubordinated indebtedness of the Guarantors.

If an Event of Default (as defined in the Indenture) has occurred and the Issuer has not cured it, the Trustee or the holders of 25% in principal amount of the 2027 Notes or 2047 Notes, as applicable, may declare the entire principal amount of all the Notes of such series to be due and immediately payable by notifying the Issuer (or the Trustee, if the holders give notice) in writing.

The Parent and its affiliates maintain ordinary banking relationships and credit facilities with the Trustee. In addition, the Trustee is the trustee or fiscal agent for certain of the Parent’s affiliates’ other debt securities.

The above descriptions of the Indenture, the 2027 Notes and 2047 Notes are qualified in their entirety by reference to the Indenture and the Form of Note, copies of which are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein and into the Registration Statement.

In connection with the offering of the Notes, the Parent is filing as Exhibits 5.1, 5.2, 5.3 and 5.4 hereto opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01.	Exhibits.

(d) List of Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of September 15, 2017, among Eaton Corporation, the Guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of Note (included in Exhibit 4.1)

5.1	Opinion of Clifford Chance US LLP, United States counsel to Eaton Corporation, Cooper B-Line, Inc., Cooper-Bussmann, LLC, Cooper Crouse-Hinds, LLC, Cooper Lighting, LLC, Cooper Power Systems, LLC, Cooper Wiring Devices, Inc., Eaton Aeroquip LLC, Eaton Aerospace LLC, Eaton Electric Holdings, LLC, Eaton Hydraulics LLC, Eaton Leasing Corporation, Eaton US Holdings, Inc., Wright Line Holding, Inc. and Wright Line LLC.

5.2	Opinion of Clifford Chance LLP, special Netherlands counsel for Turlock B.V.

5.3	Opinion of Clifford Chance LLP, société en commandite, special Luxembourg counsel for Eaton Controls (Luxembourg S.à r.l., Eaton Technologies (Luxembourg) S.à r.l. and Cooper Offshore Holdings S.à r.l.

5.4	Opinion of McCann Fitzgerald, special Irish counsel for Eaton Corporation plc, Eaton Capital Unlimited Company and Cooper Industries Unlimited Company

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1)

23.2	Consent of Clifford Chance LLP (included in Exhibit 5.2)

23.3	Consent of Clifford Chance LLP, société en commandite (included in Exhibit 5.3)

23.4	Consent of McCann Fitzgerald (included in Exhibit 5.4)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

By:	/s/ Thomas E. Moran
Name: Thomas E. Moran
Title: Senior Vice President and Secretary

Date: September 15, 2017

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of September 15 2017, among Eaton Corporation, the Guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of Note (included in Exhibit 4.1)

5.1	Opinion of Clifford Chance US LLP, United States counsel to Eaton Corporation, Cooper B-Line, Inc., Cooper-Bussmann, LLC, Cooper Crouse-Hinds, LLC, Cooper Lighting, LLC, Cooper Power Systems, LLC, Cooper Wiring Devices, Inc., Eaton Aeroquip LLC, Eaton Aerospace LLC, Eaton Electric Holdings, LLC, Eaton Hydraulics LLC, Eaton Leasing Corporation, Eaton US Holdings, Inc., Wright Line Holding, Inc. and Wright Line LLC.

5.2	Opinion of Clifford Chance LLP, special Netherlands counsel for Turlock B.V.

5.3	Opinion of Clifford Chance LLP, société en commandite, special Luxembourg counsel for Eaton Controls (Luxembourg S.à r.l., Eaton Technologies (Luxembourg) S.à r.l. and Cooper Offshore Holdings S.à r.l.

5.4	Opinion of McCann Fitzgerald, special Irish counsel for Eaton Corporation plc, Eaton Capital Unlimited Company and Cooper Industries Unlimited Company

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1)

23.2	Consent of Clifford Chance LLP (included in Exhibit 5.2)

23.3	Consent of Clifford Chance LLP, société en commandite (included in Exhibit 5.3)

23.4	Consent of McCann Fitzgerald (included in Exhibit 5.4)